Contract ID.: FT17593 Amendment No: 4 FORM OF TRANSPORTATION SERVICE AGREEMENT This Transportation Service Agreement (Agreement) is entered into by Great Lakes Gas Transmission Limited Partnership (Transporter) and ANR Pipeline Company (Shipper). WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement. NOW, THEREFORE, Transporter and Shipper agree that the terms below constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter. 1. EFFECTIVE DATE: November 01, 2021 2. CONTRACT IDENTIFICATION: FT17593 3. RATE SCHEDULE: FT 4. SHIPPER TYPE: Other 5. STATE/PROVINCE OF INCORPORATION: Delaware 6. TERM: November 01, 2012 to October 31, 2022 Right of First Refusal: Regulatory (in accordance with Section 6.16 of the General Terms and Conditions of Transporter's FERC Gas Tariff) 7. EFFECT ON PREVIOUS CONTRACTS: This Agreement supersedes, cancels and terminates, as of the effective date stated above, the following contract(s): Service Agreement dated November 01, 2020 with Contract Identification FT17593. 8. MAXIMUM DAILY QUANTITY (Dth/Day): Please see Appendix A for further detail. 9. RATES: Unless Shipper and Transporter have agreed to a rate other than the maximum rate, rates shall be Transporter's maximum rates and charges plus all applicable surcharges in effect from time to time under the applicable Rate Schedule (as stated above) on file with the Commission unless otherwise agreed to by the parties in writing. Provisions governing a Rate other than the maximum shall be set forth in this Paragraph 9. DocuSign Envelope ID: 9A330BED-D29A-4E5A-B12A-398F251C29FE0 F72459-CC1E- 743-9085-6F6194DE5F A

Contract ID.: FT17593 Amendment No: 4 10. POINTS OF RECEIPT AND DELIVERY: The primary receipt and delivery points are set forth on Appendix A. 11. RELEASED CAPACITY: N/A 12. INCORPORATION OF TARIFF INTO AGREEMENT: This Agreement shall incorporate and in all respects be subject to the "General Terms and Conditions" and the applicable Rate Schedule (as stated above) set forth in Transporter's FERC Gas Tariff, Third Revised Volume No. 1, as may be revised from time to time. Transporter may file and seek Commission approval under Section 4 of the Natural Gas Act (NGA) at any time and from time to time to change any rates, charges or provisions set forth in the applicable Rate Schedule (as stated above) and the "General Terms and Conditions" in Transporter's FERC Gas Tariff, Third Revised Volume No. 1, and Transporter shall have the right to place such changes in effect in accordance with the NGA, and this Agreement shall be deemed to include such changes and any such changes which become effective by operation of law and Commission Order, without prejudice to Shipper's right to protest the same. 13. MISCELLANEOUS: No waiver by either party to this Agreement of any one or more defaults by the other in the performance of this Agreement shall operate or be construed as a waiver of any continuing or future default(s), whether of a like or a different character. Any controversy between the parties arising under this Agreement and not resolved by the parties shall be determined in accordance with the laws of the State of Michigan. 14. OTHER PROVISIONS (As necessary): It is agreed that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Partner, agent, management official or employee of the Transporter or any director, officer or employee of any of the foregoing, for any obligation of the Transporter arising under this Agreement or for any claim based on such obligation and that the sole recourse of Shipper under this Agreement is limited to assets of the Transporter. Upon termination of this Agreement, Shipper's and Transporter's obligations to each other arising under this Agreement, prior to the date of termination, remain in effect and are not being terminated by any provision of this Agreement. DocuSign Envelope ID: 9A330BED-D29A-4E5A-B12A-398F251C29FE0 F72459-CC1E- 743-9085-6F6194DE5F A

Contract ID.: FT17593 Amendment No: 4 15. NOTICES AND COMMUNICATIONS: All notices and communications with respect to this Agreement shall be in writing by mail, e-mail, or other means as agreed to by the parties, and sent to the addresses stated below or to any other such address(es) as may be designated in writing by mail, e-mail, or other means similarly agreed to: ADMINISTRATIVE MATTERS: Great Lakes Gas Transmission Limited Partnership Commercial Operations 700 Louisiana Street, Suite 700 Houston, TX 77002-2700 ANR Pipeline Company 700 Louisiana St., Suite 700 Houston, TX 77002-2700 Attn: Eric Miller AGREED TO BY: GREAT LAKES GAS TRANSMISSION ANR Pipeline Company LIMITED PARTNERSHIP By: Great Lakes Gas Transmission Company By: By: Title: Title: DocuSign Envelope ID: 9A330BED-D29A-4E5A-B12A-398F251C29FE0 F72459-CC1E- 743-9085-6F6194DE5F A Senior Vice President, CommercialDirector, Trans. Acct.& Contracts

APPENDIX A CONTRACT IDENTIFICATION: FT17593 Date: November 01, 2021 Supersedes Appendix Dated: November 01, 2020 Shipper: ANR Pipeline Company Maximum Daily Quantity (Dth/Day) per Location: Begin Date End Date Point(s) of Primary Receipt Point(s) of Primary Delivery MDQ 11/1/2012 3/31/2013 MUTTONVILLE RECEIPT FORTUNE LAKE 506,500 4/1/2013 10/31/2013 MUTTONVILLE RECEIPT SOUTH CHESTER DELIVERY 390,000 11/1/2013 3/31/2014 MUTTONVILLE RECEIPT FORTUNE LAKE 506,500 4/1/2014 10/31/2014 MUTTONVILLE RECEIPT SOUTH CHESTER DELIVERY 207,000 11/1/2014 3/31/2015 MUTTONVILLE RECEIPT FORTUNE LAKE 506,500 4/1/2015 10/31/2015 MUTTONVILLE RECEIPT SOUTH CHESTER DELIVERY 207,000 11/1/2015 3/31/2016 MUTTONVILLE RECEIPT FORTUNE LAKE 506,500 4/1/2016 10/31/2016 MUTTONVILLE RECEIPT SOUTH CHESTER DELIVERY 207,000 11/1/2016 3/31/2017 MUTTONVILLE RECEIPT FORTUNE LAKE 506,500 DocuSign Envelope ID: 9A330BED-D29A-4E5A-B12A-398F251C29FE0 F72459-CC1E- 743-9085-6F6194DE5F A

4/1/2017 10/31/2017 MUTTONVILLE RECEIPT SOUTH CHESTER DELIVERY 207,000 11/1/2017 3/31/2018 MUTTONVILLE RECEIPT FORTUNE LAKE 506,500 4/1/2018 10/31/2018 MUTTONVILLE RECEIPT SOUTH CHESTER DELIVERY 207,000 11/1/2018 3/31/2019 MUTTONVILLE RECEIPT FORTUNE LAKE 506,500 4/1/2019 10/31/2019 MUTTONVILLE RECEIPT SOUTH CHESTER DELIVERY 207,000 11/1/2019 3/31/2020 MUTTONVILLE RECEIPT FORTUNE LAKE 506,500 4/1/2020 10/31/2020 MUTTONVILLE RECEIPT SOUTH CHESTER DELIVERY 207,000 11/1/2020 3/31/2021 MUTTONVILLE RECEIPT FORTUNE LAKE 506,500 4/1/2021 10/31/2021 MUTTONVILLE RECEIPT SOUTH CHESTER DELIVERY 207,000 11/1/2021 3/31/2022 MUTTONVILLE RECEIPT FORTUNE LAKE 506,500 4/1/2022 10/31/2022 MUTTONVILLE RECEIPT SOUTH CHESTER DELIVERY 207,000 11/1/2012 3/31/2013 FARWELL RECEIPT 506,500 11/1/2012 3/31/2013 DEWARD RECEIPT 506,500 11/1/2012 3/31/2013 SOUTH CHESTER RECEIPT 100,000 DocuSign Envelope ID: 9A330BED-D29A-4E5A-B12A-398F251C29FE0 F72459-CC1E- 743-9085-6F6194DE5F A

4/1/2013 10/31/2013 FARWELL RECEIPT 390,000 4/1/2013 10/31/2013 DEWARD RECEIPT 207,000 11/1/2013 3/31/2014 FARWELL RECEIPT 506,500 11/1/2013 3/31/2014 DEWARD RECEIPT 506,500 11/1/2013 3/31/2014 SOUTH CHESTER RECEIPT 100,000 4/1/2014 10/31/2014 FARWELL RECEIPT 207,000 4/1/2014 10/31/2014 SOUTH CHESTER RECEIPT 100,000 4/1/2014 10/31/2014 DEWARD RECEIPT 207,000 11/1/2014 3/31/2015 FARWELL RECEIPT 506,500 11/1/2014 3/31/2015 DEWARD RECEIPT 506,500 11/1/2014 3/31/2015 SOUTH CHESTER RECEIPT 100,000 4/1/2015 10/31/2015 FARWELL RECEIPT 207,000 4/1/2015 10/31/2015 DEWARD RECEIPT 207,000 11/1/2015 3/31/2016 SOUTH CHESTER RECEIPT 100,000 11/1/2015 3/31/2016 DEWARD RECEIPT 506,500 DocuSign Envelope ID: 9A330BED-D29A-4E5A-B12A-398F251C29FE0 F72459-CC1E- 743-9085-6F6194DE5F A

11/1/2015 3/31/2016 FARWELL RECEIPT 506,500 4/1/2016 10/31/2016 FARWELL RECEIPT 207,000 4/1/2016 10/31/2016 DEWARD RECEIPT 207,000 11/1/2016 3/31/2017 SOUTH CHESTER RECEIPT 100,000 11/1/2016 3/31/2017 DEWARD RECEIPT 506,500 11/1/2016 3/31/2017 FARWELL RECEIPT 506,500 4/1/2017 10/31/2017 FARWELL RECEIPT 207,000 11/1/2017 3/31/2018 FARWELL RECEIPT 506,500 11/1/2017 3/31/2018 DEWARD RECEIPT 506,500 11/1/2017 3/31/2018 SOUTH CHESTER RECEIPT 100,000 4/1/2018 10/31/2018 FARWELL RECEIPT 207,000 11/1/2018 3/31/2019 DEWARD RECEIPT 506,500 11/1/2018 3/31/2019 FARWELL RECEIPT 506,500 11/1/2018 3/31/2019 SOUTH CHESTER RECEIPT 100,000 4/1/2019 10/31/2019 FARWELL RECEIPT 207,000 11/1/2019 3/31/2020 DEWARD RECEIPT 506,500 DocuSign Envelope ID: 9A330BED-D29A-4E5A-B12A-398F251C29FE0 F72459-CC1E- 743-9085-6F6194DE5F A

11/1/2019 3/31/2020 FARWELL RECEIPT 506,500 11/1/2019 3/31/2020 SOUTH CHESTER RECEIPT 100,000 4/1/2020 10/31/2020 FARWELL RECEIPT 207,000 11/1/2020 3/31/2021 DEWARD RECEIPT 506,500 11/1/2020 3/31/2021 FARWELL RECEIPT 506,500 11/1/2020 3/31/2021 SOUTH CHESTER RECEIPT 100,000 4/1/2021 10/31/2021 FARWELL RECEIPT 207,000 11/1/2021 3/31/2022 DEWARD RECEIPT 506,500 11/1/2021 3/31/2022 FARWELL RECEIPT 506,500 11/1/2021 3/31/2022 SOUTH CHESTER RECEIPT 100,000 4/1/2022 10/31/2022 FARWELL RECEIPT 207,000 11/1/2012 3/31/2013 FARWELL DELIVERY 506,500 11/1/2012 3/31/2013 DEWARD DELIVERY 506,500 11/1/2012 3/31/2013 MUTTONVILLE DELIVERY 100,000 11/1/2012 3/31/2013 OTISVILLE 100,000 DocuSign Envelope ID: 9A330BED-D29A-4E5A-B12A-398F251C29FE0 F72459-CC1E- 743-9085-6F6194DE5F A

4/1/2013 10/31/2013 DEWARD DELIVERY 390,000 11/1/2013 3/31/2014 FARWELL DELIVERY 506,500 11/1/2013 3/31/2014 DEWARD DELIVERY 506,500 11/1/2013 3/31/2014 MUTTONVILLE DELIVERY 100,000 11/1/2013 3/31/2014 OTISVILLE 100,000 4/1/2014 10/31/2014 DEWARD DELIVERY 207,000 4/1/2014 10/31/2014 FARWELL DELIVERY 207,000 11/1/2014 3/31/2015 FARWELL DELIVERY 506,500 11/1/2014 3/31/2015 MUTTONVILLE DELIVERY 100,000 11/1/2014 3/31/2015 OTISVILLE 100,000 11/1/2014 3/31/2015 DEWARD DELIVERY 506,500 4/1/2015 10/31/2015 DEWARD DELIVERY 207,000 11/1/2015 3/31/2016 DEWARD DELIVERY 506,500 11/1/2015 3/31/2016 FARWELL DELIVERY 506,500 11/1/2015 3/31/2016 OTISVILLE 100,000 11/1/2015 3/31/2016 MUTTONVILLE DELIVERY 100,000 4/1/2016 10/31/2016 DEWARD DELIVERY 207,000 DocuSign Envelope ID: 9A330BED-D29A-4E5A-B12A-398F251C29FE0 F72459-CC1E- 743-9085-6F6194DE5F A

11/1/2016 3/31/2017 DEWARD DELIVERY 506,500 11/1/2016 3/31/2017 OTISVILLE 100,000 11/1/2016 3/31/2017 MUTTONVILLE DELIVERY 100,000 11/1/2016 3/31/2017 FARWELL DELIVERY 506,500 4/1/2017 10/31/2017 DEWARD DELIVERY 207,000 11/1/2017 3/31/2018 FARWELL DELIVERY 506,500 11/1/2017 3/31/2018 DEWARD DELIVERY 506,500 11/1/2017 3/31/2018 MUTTONVILLE DELIVERY 100,000 11/1/2017 3/31/2018 OTISVILLE 100,000 11/1/2017 3/31/2018 SOUTH CHESTER DELIVERY 100,000 4/1/2018 10/31/2018 DEWARD DELIVERY 207,000 11/1/2018 3/31/2019 DEWARD DELIVERY 506,500 11/1/2018 3/31/2019 FARWELL DELIVERY 506,500 11/1/2018 3/31/2019 OTISVILLE 100,000 11/1/2018 3/31/2019 MUTTONVILLE DELIVERY 100,000 11/1/2018 3/31/2019 SOUTH CHESTER DELIVERY 100,000 4/1/2019 10/31/2019 DEWARD DELIVERY 207,000 DocuSign Envelope ID: 9A330BED-D29A-4E5A-B12A-398F251C29FE0 F72459-CC1E- 743-9085-6F6194DE5F A

11/1/2019 3/31/2020 DEWARD DELIVERY 506,500 11/1/2019 3/31/2020 FARWELL DELIVERY 506,500 11/1/2019 3/31/2020 OTISVILLE 100,000 11/1/2019 3/31/2020 MUTTONVILLE DELIVERY 100,000 11/1/2019 3/31/2020 SOUTH CHESTER DELIVERY 100,000 4/1/2020 10/31/2020 DEWARD DELIVERY 207,000 11/1/2020 3/31/2021 DEWARD DELIVERY 506,500 11/1/2020 3/31/2021 FARWELL DELIVERY 506,500 11/1/2020 3/31/2021 OTISVILLE 100,000 11/1/2020 3/31/2021 MUTTONVILLE DELIVERY 100,000 11/1/2020 3/31/2021 SOUTH CHESTER DELIVERY 100,000 4/1/2021 10/31/2021 DEWARD DELIVERY 207,000 11/1/2021 3/31/2022 DEWARD DELIVERY 506,500 11/1/2021 3/31/2022 FARWELL DELIVERY 506,500 11/1/2021 3/31/2022 OTISVILLE 100,000 11/1/2021 3/31/2022 MUTTONVILLE DELIVERY 100,000 DocuSign Envelope ID: 9A330BED-D29A-4E5A-B12A-398F251C29FE0 F72459-CC1E- 743-9085-6F6194DE5F A

11/1/2021 3/31/2022 SOUTH CHESTER DELIVERY 100,000 4/1/2022 10/31/2022 DEWARD DELIVERY 207,000 DocuSign Envelope ID: 9A330BED-D29A-4E5A-B12A-398F251C29FE0 F72459-CC1E- 743-9085-6F6194DE5F A